CONFIDENTIAL

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)

343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)

(800) 356-3259 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Term Loan Credit Agreement

On June 30, 2023, Eastman Kodak Company (the “Company”) and certain of its subsidiaries (the “Subsidiary Guarantors”) entered into an amendment (the “Term Loan Amendment”) to the Credit Agreement, dated as of February 26, 2021, among the Company and certain funds affiliated with Kennedy Lewis Investment Management LLC (“KLIM”) as lenders (the “Term Loan Lenders”) and Alter Domus (US) LLC, as administrative agent (the “Agent”) (the “Existing Term Loan Credit Agreement” and, as amended and restated by the Term Loan Amendment, the “Amended and Restated Term Loan Credit Agreement”), with the Agent and certain funds affiliated with KLIM named therein (the “Refinancing Term Loan Lenders”).

Subject to the terms and conditions of the Term Loan Amendment, the Refinancing Term Loan Lenders provided the Company with a commitment to provide term loans in an aggregate principal amount of $450,000,000 (the “Refinancing Term Loans”). The Company expects the funding of the Refinancing Term Loans to occur on or prior to July 21, 2023, subject to the satisfaction of certain conditions on or prior to that date. The Company intends to use the proceeds of the Refinancing Term Loans to (i) refinance its existing senior secured first lien term loan facility under the Existing Term Loan Agreement (plus any accrued paid-in-kind or unpaid cash interest and any unwaived premium), (ii) repay in full and terminate the commitments under the Company’s asset-based revolving credit facility made available pursuant to the Amended and Restated Senior Asset Based Revolving Credit Agreement, dated as of May 26, 2016 (the “Existing ABL Credit Agreement”), by and among the Company, Bank of America N.A., as agent, the lenders identified therein and the other agents identified therein, as amended, amended and restated, modified or supplemented from time to time, (iii) repay in full the Company’s outstanding Convertible Promissory Notes held by the Term Loan Lenders, dated as of February 26, 2021 (the “Convertible Notes”), in an aggregate original principal amount of $25,000,000 (plus any accrued paid-in-kind or unpaid cash interest), (iv) pay certain fees and expenses related to the foregoing, (v) provide cash collateral in respect of the Amended and Restated L/C Facility Agreement, as described below, or other collateral obligations, and (vi) thereafter, for general corporate purposes and working capital needs of the Company and its subsidiaries.

The Term Loan Amendment also amends and restates the Existing Term Loan Credit Agreement to, among other things, (i) extend the maturity date to the earlier of August 15, 2028 or the date that is 91 days prior to the maturity date or mandatory redemption date of any of the Company’s then-outstanding Series B Preferred Stock or Series C Preferred Stock or any extensions or refinancings of any of the foregoing, (ii) make certain other changes to the terms of the Existing Term Loan Credit Agreement and (iii) make certain other changes to the terms of the Guarantee and Collateral Agreement, dated as of February 26, 2021, among the Company, the Subsidiary Guarantors and the Agent.

The Refinancing Term Loans bear interest at a rate of 7.5% per annum payable in cash and 5.0% per annum payable “in-kind” or in cash at the Company’s option, for an aggregate interest rate of 12.5% per annum. Obligations under the Amended and Restated Term Loan Credit Agreement will be secured by a first priority lien on substantially all assets of the Company and the Subsidiary Guarantors (subject to certain exceptions) not constituting L/C Cash Collateral, as defined below (collectively, the “Term Loan Priority Collateral”) and a second priority lien on the L/C Cash Collateral.

The Amended and Restated Term Loan Credit Agreement continues to limit, among other things, the ability of the Company and its Restricted Subsidiaries (as defined in the Amended and Restated Term Loan Credit Agreement) to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) make restricted payments and (v) make investments. The Amended and Restated Term Loan Credit Agreement also includes certain affirmative covenants, including delivery of certain of the Company’s financial statements set forth therein. The Amended and Restated Term Loan Credit Agreement does not include a financial maintenance covenant.

Based on its Schedule 13D filed with the Securities and Exchange Commission on March 28, 2022 and Section 16 reports, as of March 23, 2023, KLIM, together with certain affiliates of KLIM, beneficially own shares of the Company’s common stock representing approximately 7.90% of the outstanding shares of the Company’s common stock, which includes beneficial ownership of shares issuable upon conversion of the Convertible Notes, which are expected to be repaid with proceeds of the Refinancing Term Loans.

Amendment to Letter of Credit Facility Agreement

On June 30, 2023, the Company and the Subsidiary Guarantors entered into an amendment (the “L/C Facility Amendment”) to the Letter of Credit Facility Agreement, dated as of February 26, 2021, among the Company, the Subsidiary Guarantors, Bank of America, N.A., as a lender (the “L/C Lender”), the other lenders party thereto, Bank of America, N.A., as agent (the “L/C Agent”), and Bank of America, N.A., as issuing bank (the “Issuing Bank”) (as amended, amended and restated, modified and supplemented prior to the L/C Facility Amendment, the “Existing L/C Facility Agreement” and, as amended and restated by the L/C Facility Amendment, the “Amended and Restated L/C Facility Agreement”), with Bank of America, N.A., as L/C Lender, L/C Agent and Issuing Bank. The Company expects the L/C Facility Amendment to become effective in July 2023 upon the completion of certain terms and conditions specified in the L/C Facility Amendment.

Subject to the terms and conditions of the L/C Facility Amendment, the L/C Lender committed to issue additional letters of credit on the Company’s behalf in an aggregate amount of up to $50,000,000, to an aggregate principal amount of commitments of up to $100,000,000 (the “L/C Facility Commitments”), until August 30, 2023, upon which the aggregate L/C Facility Commitments will reduce to $50,000,000, provided that, at all times, the Company posts cash collateral in an amount greater than or equal to 104% of the aggregate amount of letters of credit issued and outstanding at any given time (the “L/C Cash Collateral”). The availability of the new L/C Facility Commitments is subject to the satisfaction of certain conditions including the funding of the Refinancing Term Loans and the use of proceeds thereof as set forth above. The Company expects such conditions to be satisfied concurrently with the funding of the Refinancing Term Loans.

The L/C Facility Amendment also amends and restates the Existing L/C Facility Agreement, subject to satisfaction of the conditions referenced above, to, among other things, (i) extend the maturity date to the earliest of (x) the fifth anniversary of the Restatement Date (as defined therein), (y) the date that is 90 days prior to the maturity of the Amended and Restated Term Loan Credit Agreement, as such date may be extended pursuant to the terms thereof (or the maturity date of any refinancing thereof), or (z) the date that is 90 days prior to the earliest scheduled maturity date or mandatory redemption date of any of the Company’s then-outstanding Series B Preferred Stock or Series C Preferred Stock or any refinancings of any of the foregoing, (iii) eliminate the existing cash maintenance requirements, and (iv) make certain other changes to the terms of the Existing L/C Facility Agreement.

The Company’s obligations under the Amended and Restated L/C Facility Agreement are guaranteed by the Subsidiary Guarantors and are secured by (i) a first priority lien on the L/C Cash Collateral and (ii) a second priority lien on certain Term Loan Priority Collateral of the Company and U.S. subsidiary guarantors.

The L/C Facility Agreement contains certain affirmative and negative covenants similar to the affirmative and negative covenants contained in the Amended and Restated Term Loan Credit Agreement. The L/C Facility Agreement does not include a minimum liquidity or financial maintenance covenant.

Board Rights Agreement

On June 30, 2023, in connection with the execution of the Term Loan Amendment, the Company entered into an amendment (the “Board Rights Agreement Amendment”) to the letter agreement with KLIM, dated February 26, 2021 (the “Existing Board Rights Agreement”). Pursuant to the Board Rights Agreement Amendment, subject to the effectiveness of the Term Loan Amendment, KLIM's right to nominate one individual for election as a member of the Company’s board of directors shall last until the date on which KLIM ceases to hold at least $200,000,000 of the original principal amount of Refinancing Term Loans. Darren L. Richman, a Co-Founder and Managing Member of KLIM, is currently serving as a member of the Board of Directors of the Company after being nominated pursuant to the Existing Board Rights Agreement.

Incorporation by Reference

The foregoing descriptions of the Term Loan Amendment, the Amended and Restated Term Loan Credit Agreement, the L/C Facility Amendment, the Amended and Restated L/C Facility Agreement and the Board Rights Agreement Amendment (collectively, the “Described Documents”), do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the documents which are attached hereto as exhibits and incorporated herein by reference.

The Described Documents are being filed to provide investors and security holders with information regarding their terms. They are not intended to provide any other information about the Company, its business, assets, liabilities, performance or prospects, or the other parties thereto, as applicable. The representations, warranties and covenants of each party set forth in the Described Documents were made only for purposes of the Described Documents as of the specific dates set forth therein, were solely for the benefit of the parties to the Described Documents, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Described Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company’s investors and security holders are not third-party beneficiaries under the Described Documents and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, its business, assets, liabilities, performance or prospects, or the other parties thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Described Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Term Loan Amendment, the Amended and Restated Term Loan Credit Agreement, the L/C Facility Amendment and the Amended and Restated L/C Facility Agreement is hereby incorporated into this Item 2.03 by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report and the exhibits hereto may include “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, business trends and other information that is not historical information. When used in this Current Report and the exhibits hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” “strategy,” “continues,” “goals,” “targets” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and similar expressions, as well as statements that do not relate strictly to historical or current facts, are intended to identify forward-looking statements. All forward-looking statements are based upon the Company’s expectations and various assumptions. The forward-looking statements contained in this Current Report and the exhibits hereto include, without limitation, statements related to the availability of the Refinancing Term Loans and the temporary increase in the L/C Facility Commitments, and the intended use of proceeds thereof, including the Refinancing Transactions, as well as expansion, investment and growth opportunities. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results.

Future events or results may differ from those anticipated or expressed in the forward-looking statements. Important factors that could cause actual events or results to differ materially from the forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the headings “Business,” “Risk Factors,” “Legal Proceedings” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources,” in the corresponding sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in other filings the Company makes with the U.S. Securities and Exchange Commission from time to time. In addition, each of the drawing of the Refinancing Term Loans and the availability of the L/C Facility Commitments, and the effectiveness of the Term Loan Amendment and the L/C Facility Amendment, is subject to certain conditions which may not be satisfied.

All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this Current Report and are expressly qualified in their entirety by the cautionary statements included or referenced in this Current Report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

(10.1)
First Amendment to Credit Agreement, dated as of June 30, 2023, by and among the Company, the Subsidiary Guarantors, the Lenders named therein and Alter Domus (US), LLC, as Administrative Agent (the Term Loan Amendment), including as exhibits the Amended and Restated Term Loan Credit Agreement, and Guarantee and Collateral Agreement, as amended.

(10.2)
Amendment No. 2 to Letter of Credit Facility Agreement, dated as of June 30, 2023, by and among the Company, the Subsidiary Guarantors and Bank of America, N.A., as Agent, Lender and Issuing Bank (the L/C Facility Amendment), including as an exhibit the Amended and Restated L/C Facility Agreement.

(10.3)	Amendment to Letter Agreement, dated as of June 30, 2023, by and among the Company and Kennedy Lewis Investment Management LLC (the Board Rights Agreement Amendment).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

Date: July 7, 2023	By:	/s/ David E. Bullwinkle
Name: David E. Bullwinkle
Title: Chief Financial Officer and Senior
Vice President